NASDAQ: HMSY

Robert M. Holster, CEO

Walter D. Hosp, CFO

Contact:

Christine Rogers

ir@hmsy.com

212.857.5423

September 24, 2007

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “ Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors;
(vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2006.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “ focus, ” “ believe, ” “
confident, ” “ anticipate, ” “ expected, ” “ strong, ” “ potential, ” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

What We Do

We provide cost containment services for
government healthcare programs.

We help ensure that claims are paid by the
responsible party.

As a result, our clients spend more of their
healthcare dollars on the people entitled to them.

Who We Serve

Medicaid, including Medicaid managed care

SCHIP (State Children’s Health Insurance Program)

Child Support Agencies

Medicare, including Medicare Advantage plans

State Employee Benefit Plans

Departments of Health

Departments of Aging

State Pharmacy Assistance Programs

Ryan White HIV/AIDS Program

Veterans Administration

Our National Presence

Boston

Harrisburg

Trenton

New York

Austin

Boise

Charleston

Columbus

Dallas

Des Moines

Phoenix

Anchorage

Albany

Los Angeles

Atlanta

Raleigh

Reno

Sacramento

Charlotte

Tallahassee

Denver

HMSY Office

HMSY Client

Nashville

Topeka

Who Pays for Healthcare?

MEDICARE
$444.7 b
46 m lives

COMMERCIAL/

EMPLOYER-BASED
$623 b
175 m lives

VETERANS
$32 b
26 m lives

SCHIP
$7 b
6 m lives

CHILD
SUPPORT

$5.2 b
16 m lives

MEDICAID
$336.5 b
42.5 m lives

UNINSURED
47  m lives

The Opportunity: Overlapping Benefits

MEDICARE
$444.7 b
46 m lives

COMMERCIAL/

EMPLOYER-BASED
$623 b
175 m lives

VETERANS
$32 b
26 m lives

SCHIP
$7 b
6 m lives

CHILD
SUPPORT

$5.2 b
16 m lives

MEDICAID
$336.5 b
42.5 m lives

UNINSURED
47  m lives

The Opportunity: Overlapping Benefits

MEDICARE
$444.7 b
46 m lives

COMMERCIAL/

EMPLOYER-BASED
$623 b
175 m lives

VETERANS
$32 b
26 m lives

SCHIP
$7 b
6 m lives

CHILD
SUPPORT

$5.2 b
16 m lives

MEDICAID
$336.5 b
42.5 m lives

UNINSURED
47  m lives

Coordination of Benefits

Data from 260 insurers

Eligibility

Paid Claims

Third-party
Resources

CLAIM TO
CORRECT PARTY

PATIENT

HOSPITAL

MEDICAID

AGENCY FILES

claim

CARRIER

payment

The Markets We Serve

Program Integrity: Emerging Opportunity

Rising healthcare costs and budgetary pressures forcing focus on payment accuracy and efficiency

CMS created Medicaid Integrity Program to:

Identify fraud, waste, and abuse

Audit claims

Identify overpayments

Educate providers

States will be required to reimburse federal government its share of erroneous payments

HMS| Integrity SourceTM

Policy review

MMIS edits review

Utilization management

Pre-certification review

Eligibility services

Rate setting

Training

Provider Enrollment

Data mining  for overpayments

Fraud & abuse detection

Benchmarking

Pricing review

MCO premium analytics

Provider scorecard

DRG review

Unbundling/correct  coding

Demand letters

Recoupment/offset

Collections

MMIS posting

DRG review

Coding review

Compliance audit

Medical review

Credit balance

Cost report

Pharmacy audit

PBM audit

Behavioral health audit

Positive Impact of Health Reform

Focuses on covering more of the 47 million uninsured

Emphasis on children (SCHIP)

    Proposals characterized by:

Expansion of employer-based coverage

Reduction of cost-shifting to private sector

Expansion of Medicaid coverage

Expansion of SCHIP

*Source: National Conference of State Legislatures

2007 Guidance

Growth Strategy for 2007/2008

Optimize data

Improve quality and yield

Add carriers: implement Deficit Reduction Act (DRA)

Extend services

Expand scope of existing contracts

Expand into new markets

Increase footprint in Program Integrity

Increase visibility among state/federal policymakers

Growth in Medicaid

Recent Developments

Managed Care

Signed Centene Corporation: 1.13 million lives across seven states

9.2 million lives now under contract

State Government

Texas: 2-year extension

Georgia: up to 5 years

PCG sold 1.0 of 1.75 million shares on 9/14

Increases HMSY float

Reduces overhang

Investment Considerations

$1 trillion in Medicaid and Medicare spending by 2010

Limited competition in core business

States depend on $1 billion in annual HMS recoveries

Data assets are unique and difficult to replicate

Data collected from 260 match partners

Custom data interfaces to 40 agencies and 65 managed care plans

70 unique billing interfaces specific to “Payor of Last Resort” processing

15 billion paid claims records dating back to 1993

540 million eligibility records

Contingency pricing model

Recurring revenue

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted
EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates.
Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance.
Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.

NASDAQ: HMSY